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                                                                    Exhibit 10.8



                                            FIRST AMENDMENT and WAIVER dated as
                                    of August 7, 2000 (this "AMENDMENT"), to the
                                    Credit Agreement dated as of December 7,
                                    1999 (the "CREDIT AGREEMENT"), among WRIGHT
                                    ACQUISITION HOLDINGS, INC., a Delaware
                                    corporation, WRIGHT MEDICAL TECHNOLOGY,
                                    INC., a Delaware corporation, the LENDERS from time to time party thereto, THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent and collateral agent for such lenders and as issuing bank, CHASE MANHATTAN BANK, PARIS BRANCH, as the local facilities lender, and BANK OF AMERICA, N.A., a national banking association, as syndication agent.


         A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

         B. The Borrower has informed the Administrative Agent that it seeks an amendment of the Credit Agreement as set forth herein.

         C. The Required Lenders are willing to agree to such amendment pursuant to the terms and subject to the conditions set forth herein.

         D. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:


         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. (a) The definition of "Management Investors" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "MANAGEMENT INVESTORS": means each of the following individuals and such individual's Family Group: Thomas M. Patton, Gregory K. Butler, Jack E. Parr, Carl. M Stamp, James T. Hook, Robert
         W. Churinetz, Karen L. Harris, Joyce B. Jones, Michael E. Kaufman, James T. Treace, F. Barry Bays, Thomas E. Timbie and James E. Thomas.

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         (b) The following definition is hereby added to Section 1.01 of the
Credit Agreement in its appropriate alphabetical position:

                  "CERAMTEC SALE": means the sale by the Borrower to Ceramtec AG, a corporation organized under the laws of the Federal Republic of Germany ("Ceramtec"), of the premarket filing number G960199 filed with the Food and Drug Administration on November 4, 1996 with respect to the ceramic on ceramic system jointly developed by the Borrower and Ceramtec.

                  (c) Schedule 6.01 to the Credit Agreement is hereby replaced with Schedule 6.01 attached hereto; PROVIDED that upon the Amendment Effective Date (as defined in Section 4 below), the terms of the preferred stock of Holdings listed on Schedule 6.01 attached hereto shall be amended so that such preferred stock shall no longer be Redeemable Preferred Stock.

         (d) Section 6.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 6.05. ASSET SALES. Each of Holdings and the Borrower will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any capital stock of another Person, and the Borrower will not, and each of Holdings and the Borrower will not permit any of the Subsidiaries to, issue any additional shares of capital stock of the Borrower or such Subsidiary or other ownership interest in the Borrower or such Subsidiary, as the case may be, except:

                           (a) sales of inventory, used or surplus equipment and
                  Permitted Investments, in each case in the ordinary course of business;

                           (b) sales, transfers and dispositions (including the
                  issuance of capital stock) to the Borrower or a Subsidiary; PROVIDED that the fair market value of the assets subject to any such sales, transfers or dispositions (i) to a Subsidiary that is not a Loan Party shall (A) be deemed an investment in such Subsidiary subject to the limitations of Section 6.04, to the extent not compensated at fair market value in cash, and
                  (B) be made in compliance with Section 6.08 and (ii) to a Cremascoli Loan Party from a WMT Loan Party shall not exceed $10,000,000 in the aggregate (calculated on a net basis after giving effect to the fair market value of any sale, transfer or other disposition of assets to a WMT Loan Party from a Cremascoli Loan Party), to the extent not compensated at fair market value in cash;

                           (c) sales, transfers or dispositions of assets
                  constituting investments permitted under Section 6.04(g);

                           (d) following the Cremascoli Acquisition, sales of
                  accounts receivable of the Italian Receivables Subsidiary in connection with the Italian Receivables Program;

                           (e) the Ceramtec Sale; and

                           (f) sales, transfers and dispositions of assets not
                  permitted by clauses (a) - (e) above not to exceed $2,000,000 or, following the Cremascoli Acquisition, $3,000,000 during any fiscal year of Holdings;

         PROVIDED that all sales, transfers, leases and other dispositions permitted hereby shall be made for fair value and (other than sales, transfers and other dispositions permitted under clauses (b) and (e)) for at least 80% cash consideration.

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                                                                               3


         SECTION 2. WAIVER. Any Default occurring on or after December 7, 1999 and prior to the Amendment Effective Date (as defined below) that would not have occurred if Section 1(c) of this Amendment had been in effect during such period is hereby waived by the undersigned Lenders.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to each other party hereto that, after giving effect to this Amendment,
(a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (b) no Default or Event of Default has occurred and is continuing.

         SECTION 4. EFFECTIVENESS. This Amendment shall become effective as of the first date (the "Amendment Effective Date") that the following conditions are satisfied: (i) the Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders and (ii) the terms of the preferred stock of Holdings listed on Schedule 6.01 attached hereto are amended so that such preferred stock shall no longer be Redeemable Preferred Stock.

         SECTION 5. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the French Lender, Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.

         SECTION 8. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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                                                                               4


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                          WRIGHT ACQUISITION HOLDINGS, INC.,
                                          as Holdings,


                                          by  /s/ F. Barry Bays
                                             ---------------------------
                                             Name:  F. Barry Bays
                                             Title: President & CEO


                                          WRIGHT MEDICAL TECHNOLOGY, INC.,
                                          as the Borrower,


                                          by  /s/ F. Barry Bays
                                             ---------------------------
                                             Name:  F. Barry Bays
                                             Title: President & CEO


                                          THE CHASE MANHATTAN BANK,
                                          as a Lender, as Administrative Agent,
                                          Collateral Agent and Issuing Bank,


                                          by  /s/ Stephen P. Rochford
                                             ---------------------------
                                             Name:  Stephen P. Rochford
                                             Title: Vice President


                                          BANK OF AMERICA, N.A.,
                                          as a Lender and as Syndication Agent,


                                          by  /s/ David H. Strickert
                                             ---------------------------
                                             Name:  David H. Strickert
                                             Title: Principal


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                                                                               5


                                          FLEET NATIONAL BANK,


                                          by   /s/ Garth J. Collins
                                              ---------------------------
                                              Name:  Garth J. Collins
                                              Title: Senior Vice President



                                          FIRST UNION NATIONAL BANK,


                                          by   /s/ Keith S. Law
                                              ---------------------------
                                              Name:  Keith S. Law
                                              Title: Vice President



                                          U.S. BANK NATIONAL ASSOCIATION,


                                          by   /s/ Sarah L. Hemmer
                                              ---------------------------
                                              Name:  Sarah L. Hemmer
                                              Title: Vice President



                                          BANKERS TRUST COMPANY,


                                          by   /s/ Susan L. LeFevre
                                              ---------------------------
                                              Name:  Susan L. LeFevre
                                              Title: Director



                                          SUNTRUST BANK, NASHVILLE, N.A.,


                                          by   /s/ W. Brooks Hubbard
                                              ---------------------------
                                              Name:  W. Brooks Hubbard
                                              Title: Vice President